SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest reported event): October 5, 1999



                      AMERICAN MOBILE SATELLITE CORPORATION
             (Exact name of registrant as specified in its charter)





        Delaware                   0-23044                    93-0976127
     (State or other          (Commission File No.)         (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation or
      organization)


                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                 (703) 758-6000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)




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ITEM 5.  Other Events


     On October 5, 1999, XM Satellite Radio Holdings Inc. ("XM Radio"), a subsidiary of American Mobile Satellite Corporation (the "Company"), announced that it had commenced an initial public offering of 10,000,000 shares of its Class A common stock. The Company has committed to purchase 200,000 shares of XM Radio's Class A common stock in such offering.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

The following documents are filed as exhibits to the report:

         Press Release of XM Radio dated October 5, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN MOBILE SATELLITE
                                          CORPORATION



                                          By: /s/Walter V. Purnell
                                              Walter V. Purnell
                                              President and Chief
                                                  Executive Officer


Date: October 5, 1999